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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 31, 2003



                                    NQL INC.
                                    --------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                         ------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



         0-10558                                            33-0887356
------------------------                                    ----------
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)


  C/O STUART FLEISCHER, ROSENFARBWINTERS, LLC, 386 PARK AVENUE SOUTH, SUITE 700
  -----------------------------------------------------------------------------
                            NEW YORK, NEW YORK 10016
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 477-8586
         --------------------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                 900 HUYLER STREET, TETERBORO, NEW JERSEY 07608
                 ----------------------------------------------
          (Former Name or Former Address, if Changed from Last Report)

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ITEM 5. OTHER EVENTS.

         On July 31, 2003, the registrant filed with the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), the registrant's proposed Disclosure Statement Pursuant to Section 1125 of Bankruptcy Code (the "Disclosure Statement"), a copy of the registrant's proposed Chapter 11 Plan of Liquidation (the "Plan"), and a Proposed Order (i) approving adequacy of disclosure statement, (ii) fixing hearing for confirmation of plan, (iii) providing for limited notice of hearing on confirmation of plan and (iv) approving form of publication notice of hearing on confirmation of plan (the "Proposed Order").

         Subsequent to the filing on July 31, 2003, the Bankruptcy Court entered an Order and Notice on Disclosure Statement wherein a hearing on the adequacy of the Disclosure Statement has been scheduled to be held at the Bankruptcy Court on September 16, 2003.

         The Disclosure Statement identifies the Plan as a "liquidating Plan since all of the Debtor's assets have been or will be liquidated" to pay claimants under the Plan. Pursuant to the Plan, holders of allowed Preferred Stock interests of the registrant are entitled to a distribution preference of $23,407,000 prior to the holders of "Equity Interests" receiving any distribution upon their Equity Interests, and shall be paid in full prior to payment upon any Equity Interest. "Equity Interest" means the interest of any holder of (a) equity securities of the registrant represented by any issued and outstanding shares of Common Stock of the registrant or (b) any option, warrant or right to acquire or receive such equity securities. Equity Interest does not include the interest of any holder of Preferred Stock of the registrant.

         The Plan states as follows with regard to Equity Interests:

                  "Class 4 (Equity Interests). While the [registrant] believes that it is highly unlikely if not virtually impossible that the Sale Proceeds [as defined in the Plan] will ever be sufficient to provide for a distribution to Equity Interest Holders [as defined in the Plan], in the unlikely event that the Sale Proceeds Plan] are sufficient for such a distribution, the Plan Administrator will take such steps as are necessary to cause a distribution to be made upon such Equity Interests. On the Effective Date [as defined in the Plan], all Equity Interests shall be terminated and their certificates deemed cancelled. Class 4 Equity Interests are deemed to reject the Plan and, accordingly, are not entitled to vote to accept or reject the Plan."

         Statements with regard to the Disclosure Statement, the Plan and the Proposed Order as set forth in this Form 8-K are qualified in their entirety by the more detailed information appearing in the Disclosure Statement, the Plan and the Proposed Order which have been filed with the Bankruptcy Court. Interested parties may contact the bankruptcy counsel for NQL Inc., Angel & Frankel, P.C., 460 Park Avenue, New York, New York 10022 with regard to obtaining copies of the Disclosure Statement, the Plan and the Proposed Order.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NQL INC.


Date:  August 8, 2003              By:/s/ Matthew C. Harrison, Jr.
                                      ------------------------------------------
                                       Matthew C. Harrison, Jr.
                                       Authorized Representative